UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2007


                                 TECHLABS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        FLORIDA                  000-26233                65-0843965
    ---------------            ------------         ----------------------
    State or other              (Commission              (IRS Employer
    jurisdiction of            File Number)         Identification Number)
    incorporation)


          1820 NE JENSEN BEACH BLVD., SUITE 634, JENSEN BEACH, FL 34957
          -------------------------------------------------------------
                   (Address of executive offices and Zip Code)


        Registrant's telephone number, including area code: 267-350-9210



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On May 18, 2007, the Registrant and Eline Entertainment Group, Inc. ("Eline") jointly agreed to terminate their previous agreement whereby Eline issued to Techlabs ten million shares (10,000,000) of its common stock in exchange for a ten percent (10%) interest in a subsidiary of Techlabs, through which Techlabs is pursuing certain ventures in the Caribbean basin and South America. The Registrant determined to take such action as a result its decision to forgo the acquisition of Eline's Storm Depot International subsidiary and instead pursue opportunities to license the Storm Depot International name logo and related materials from Eline. Accordingly the ten million shares of Eline common stock has been returned to Eline and the transaction will be considered to be null and void.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On May 16, 2007, the Registrant declared a ten-for-one forward stock split of its issued and outstanding common stock. The record date for the forward split will be May 31, 2007 and the anticipated effective date will be June 1, 2007.


ITEM 7.01 REGULATION FD DISCLOSURE

On May 16, 2007 the Registrant issued a press release announcing it had declared a ten-for-one forward stock split of its issued and outstanding common stock. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.

On May 14, 2007 the Registrant issued a press release announcing an agreement in principle to license the Storm Depot International name logo and related materials from Eline Entertainment Group, Inc. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as
Exhibit 99.2.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

          99.1 Press Release issued May 16, 2007 regarding ten-for-one stock split.

          99.2 Press Release issued May 14, 2007 announcing agreement in principle to license Storm Depot International name and logo.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Techlabs, Inc.

Date: May 21, 2007                      By: /s/ Jayme Dorrough
                                        ----------------------
                                        Jayme Dorrough, President

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